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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 28, 1997

                          SI DIAMOND TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     Texas
                 (State or Other Jurisdiction of Incorporation)

      1-11602                                          76-0273345
(Commission File No.)                      (I.R.S. Employer Identification No.)


                           12100 Technology Boulevard
                              Austin, Texas 78727
                    (Address of Principal Executive Offices)

                                 (512) 331-6200
              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Events

         On October 28, 1997, the Company agreed to issue additional shares of its Common Stock, $.001 par value per share, in a transaction under Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Company will raise a total of $3,500,000 in this offering from the sale of the Common Stock. Under the terms of this offering the purchasers of the Common Stock (the "Purchasers") funded $500,000 to the Company upon execution of the Subscription Agreement, attached hereto as Exhibit 4.1. Pursuant to the terms of the Subscription Agreement, the Purchasers received 1,414,666 shares of Common Stock, resulting from the division of the $500,000 by a value which was equal to 65% of the average closing bid price of the Company's Common Stock for the five trading days immediately preceding the date of the Subscription Agreement. In addition, the Purchasers also received 1,414,666 warrants ("Warrants"). The purchase price of each Warrant received by the Purchasers shall be $0.56063, which is the equivalent of 115% of the average closing bid price of the Company's Common Stock for the five trading days immediately preceding the date of the Subscription Agreement. In November 1997, on the first business day of December 1997 and on the first business day of each month thereafter up to and including April 1998, the Purchasers shall purchase an additional $500,000 of the Company's Common Stock at a price which shall be equal to 65% of the average closing bid price of the Company's Common Stock for the five trading days immediately preceding the issuance date in each such successive month. In addition the Purchasers shall also receive one Warrant for each share of Common Stock as calculated in the above sentence. The purchase price for each of these Warrants shall be 115% of the average closing bid price of the Company's Common Stock for the five trading days immediately preceding the purchase of Common Stock in each month pursuant to the terms of the Subscription Agreement.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

         The Exhibits indicated by an asterisk (*) are incorporated by reference from previous filings with the SEC.

                 *4.1 Form of Regulation D Subscription Agreement by and between the Company and the October 1997 Selling Shareholders dated as of October 27, 1997 (Exhibit
                           4.38 to the Company's Registration Statement on Form S-3 (No. 333-38941) dated October 28, 1997).

                 *4.2 Form of Registration Rights Agreement by and between the Company and the October 1997 Selling Shareholders dated as of October 27, 1997 (Exhibit
                           4.39 to the Company's Registration Statement on Form S-3 (No. 333-38941) dated October 28, 1997).


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                 *4.3      Form of Warrant by and between the Company and the
                           October 1997 Selling Shareholders (Exhibit 4.40 to the Company's Registration Statement on Form S-3 (No. 333-38941) dated October 28, 1997).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  SI DIAMOND TECHNOLOGY, INC.

                                                  By  /s/ Douglas P. Baker
                                                    ---------------------------
                                                           Douglas P. Baker
                                                          Vice President and
                                                        Chief Financial Officer


Dated:  November 13, 1997